EXHIBIT 23.1






            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We hereby consent to the use in this registration statement on Form SB-2 of our report dated September 12, 2006 relating to the financial statements of Poseidis, Inc. as of February 28, 2006 and for the year then ended and to the reference to our firm as experts in the registration statement.



                                                   /s/ MOORE STEPHENS, P.C.

                                                   MOORE STEPHENS, P.C.
                                                   Certified Public Accountants





New York, New York
October 3, 2006